SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            PBHG ADVISOR FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No Fee Required.

/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(1)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

5) Total fee paid:
   _____________________________________________________________________________

/ / Fee paid previously with preliminary materials.
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

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    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

PBHG ADVISOR FUNDS, INC.

Dear Shareholder:

     The accompanying Proxy Statement contains three important proposals for your consideration as a shareholder of Analytic Defensive Equity Fund, Analytic Enhanced Equity Fund, Analytic Master Fixed Income Fund or Analytic Short-Term Government Fund (the "Analytic Funds"). These proposals are part of a plan to make the Analytic Funds part of the UAM Fund Family, with the same Board of Directors, many of the same officers and with generally the same service providers as other funds in the UAM Fund Family. The UAM Fund Family currently consists of over 45 investment portfolios with approximately $3.5 billion in net assets.

     Your Board of Directors has unanimously recommended the approval of the following three proposals: the approval of a new investment advisory agreement between each of the Analytic Funds and Analytic Investors, Inc. ("Analytic"), the election of seven new directors to succeed the current directors and the ratification of the current independent public accountants of the Analytic Funds --PricewaterhouseCoopers LLP.

     The PBHG Advisor Funds, Inc. (the "Advisor Funds") was organized early last year as part of a new mutual fund family sponsored by Pilgrim Baxter & Associates, Ltd. ("PBA"). The Advisor Funds were targeted to clients of financial intermediaries, such as brokers and dealers who charge a commission or fee for their service. As part of this marketing strategy, the Analytic Funds were reorganized into corresponding Advisor Funds. After their reorganization, PBA served as investment adviser and Analytic served as sub-adviser to the Analytic Funds. Both PBA and Analytic are wholly-owned subsidiaries of United Asset Management Corporation.

     In late 1998, PBA decided to change its marketing strategy and focus exclusively on its traditional funds -- The PBHG Funds, Inc. and PBHG Insurance Series, Inc. Given this decision, PBA and Analytic have recommended to your Board of Directors that the Analytic Funds become part of the UAM Fund Family.

     Your Board of Directors has considered PBA and Analytic's recommendations and the three proposals before you today and believe they are all in your best interests. Although the Analytic Funds will no longer be part of the PBHG Family of Funds, these Funds, and hence your investment, will continue to benefit from Analytic's distinctive investment philosophy. In addition, the front-end sales load and the 12b-1 fees on your shares, which have been waived since October 1998 and January 1999, respectively, will be eliminated. As part of the UAM Fund Family, you will be able to freely exchange your shares for Institutional Class Shares of other UAM Funds. This exchange privilege should provide you with a wide range of fund choices to meet your investment needs.

     The enclosed materials provide more information about the proposals. Please read this information carefully and call John Zerr, Secretary of the Advisor Funds, at (610) 647-4100 if you have any questions.

     Your vote is important no matter how many shares you own. Voting your shares early will help us avoid follow-up mailings and telephone solicitations.

     After reviewing the enclosed materials, we ask that you vote FOR each of the items listed in the Proxy Statement. You may vote by telephone, by mail, in person or through the proxy solicitor's website.

Sincerely,                                 Sincerely,

/s/ Harold J. Baxter                       /s/ Harindra de Silva
------------------------                   ------------------------
Harold J. Baxter                           Harindra de Silva
Chairman of the Board                      President
PBHG Advisor Funds, Inc.                   Analytic Investors, Inc.

                                   PROXY Q&A

Q:  What is happening?

A: We are requesting your vote in order to make the Analytic Funds part of the UAM Fund Family. You are being asked to vote on the election of new directors, the approval of new investment advisory agreements and the ratification of independent public accountants. The Board of Directors of the PBHG Advisor Funds, Inc. (the "Advisor Funds") has unanimously approved these proposed transactions (the "Proposed Transactions").

Q:  Why are the Analytic Funds undergoing the Proposed Transactions?

A: Pilgrim Baxter & Associates, Ltd. ("PBA") has decided to focus exclusively on its traditional funds -- The PBHG Funds, Inc. and PBHG Insurance Series, Inc. In light of this decision, PBA and Analytic Investors, Inc. ("Analytic") have recommended to your Board of Directors that the Analytic Funds become part of the UAM Fund Family. The UAM Fund Family currently has over 45 investment portfolios with approximately $3.5 billion in net assets.

Q: How did the Analytic Funds come to be part of the PBHG Advisor Funds, Inc., and who are the current adviser and sub-adviser to the Funds?

A: As you know, predecessors to the Analytic Funds were reorganized as separate series of the Advisor Funds in July 1998. As part of that reorganization, PBA became the investment adviser, and Analytic became the sub-adviser, to the Analytic Funds. As sub-adviser, Analytic retained day-to-day management over the Analytic Funds' investments and portfolio operations. The reorganization was part of PBA's marketing strategy focusing on the clients of financial intermediaries such as brokers and dealers who charge a commission or fee for their service.

Q: Is there going to be a change in the investment strategies used by the Analytic Funds?

A: No. Analytic will continue to be responsible for the day-to-day management of the Analytic Funds, and you will continue to benefit from Analytic's unique investment philosophy.

Q:  Will the sales charges and expenses of the Analytic Funds remain the same?

A: The front-end sales charge and 12b-1 fees on your Fund shares, which have been waived since October 1998 and January 1999, respectively, will be eliminated. The investment advisory fee paid by each Analytic Fund will remain the same. In addition, Analytic has agreed that, through the end of 1999, the total operating expenses (including transfer agency fees but excluding taxes, interest, brokerage commissions, capitalized expenditures and extraordinary expenses) of each Fund will be capped (through the use of fee waivers and expense reimbursements) at a lower percentage than is currently in place.

Q:  Whom should shareholders call if they have questions?

A:  Contact John Zerr, Secretary of the Advisor Funds, at (610) 647-4100.

                            PBHG ADVISOR FUNDS, INC.
                                P.O. BOX 419229
                           KANSAS CITY, MO 64141-6229
                                1 (888) 800-2685

                         ------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 5, 1999
                         ------------------------------

Dear Shareholder:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of PBHG Advisor Funds, Inc., a Maryland corporation (the "Company"), will be held on April 5, 1999, at 10:00 a.m. (Eastern Time) at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 800 Hudson Square, 5th Floor, Camden, NJ 08102-1115. At the Meeting, you and the other shareholders of the Company will be asked to consider and vote on the following matters:

          1. To approve a new investment advisory agreement between each of the Analytic Defensive Equity Fund, the Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund and Analytic Investors, Inc., as discussed in Part I of the attached Proxy Statement. (Each investment advisory agreement will be voted on only by shareholders of the relevant Fund.)

          2. To elect seven Directors to the Board of Directors of the Company, as discussed in Part II of the attached Proxy Statement.

          3. To ratify or reject the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent public accountants to the Company for the fiscal year ending December 31, 1999, as discussed in Part III of the attached Proxy Statement.

          4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

     Shareholders of record at the close of business on February 19, 1999, are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. Your vote is important no matter how many shares you own. You can vote easily and quickly at the proxy solicitors' web site, by toll-free telephone, by mail or in person. You may change your vote by written notice to the Company, by submission of a subsequent proxy, or by voting in person at the Meeting.

                                          By Order of the Board of Directors,

                                          John M. Zerr
                                          Secretary

Wayne, Pennsylvania
March 1, 1999

                            PBHG ADVISOR FUNDS, INC.
                                P.O. BOX 419229
                           KANSAS CITY, MO 64141-6229
                                1 (888) 800-2685

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

     This Proxy Statement is being provided to the shareholders of PBHG Advisor Funds, Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Directors"). The proxies are to be used at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 800 Hudson Square, 5th Floor, Camden, NJ 08102-1115, on April 5, 1999, at 10:00 a.m. (Eastern Time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Special Meeting of Shareholders. This Proxy Statement and the enclosed form of proxy are expected to be mailed to shareholders on or about March 1, 1999.

     The Company currently consists of the following series of shares: the Analytic Defensive Equity Fund, the Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund (together, the "Funds").

     All shares represented by each properly signed proxy received prior to the Meeting will be voted at the Meeting. If a shareholder of record specifies how the proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If no specification is made, the proxy will be voted FOR approval of the new investment advisory agreement for the Fund of which you are a shareholder (Proposal 1), FOR the election of the nominees for Director (Proposal 2) and FOR the ratification of PricewaterhouseCoopers LLP as independent public accountants for the Funds (Proposal 3). The proxy may be revoked by a shareholder of record at any time prior to its use by written notice to the Company, by submission of a subsequent proxy or by voting in person at the Meeting.

     All shareholders of record at the close of business on February 19, 1999, the record date for the determination of shareholders entitled to vote at the Meeting (the "Record Date"), are entitled to one vote for each dollar (and each fractional dollar thereof) of net asset value of shares of the Company held on such date. As of that date, there were issued and outstanding the following number of shares of each Fund:

                                                     SHARES ISSUED
NAME OF FUND                                        AND OUTSTANDING   NET ASSETS
------------                                        ---------------   -----------
Analytic Defensive Equity Fund....................     4,854,388       57,607,354
Analytic Enhanced Equity Fund.....................     3,140,879       34,141,771
Analytic Master Fixed Income Fund.................       580,711        5,598,179
Analytic Short-Term Government Fund...............       448,446        4,505,762
                                                       ---------      -----------
     Total........................................     9,024,424      101,853,066

     Shareholders of each Fund will vote separately by Fund on Proposal 1 (approval of a new investment advisory agreement). Shareholders of all Funds will vote as a single class on Proposal 2 (election of Directors) and Proposal 3 (ratification of the independent public accountants).

     The presence at the Meeting, in person or by proxy, of the holders of 30% of the shares of each Fund entitled to be voted (for a Fund-by-Fund vote, such as Proposal 1), or of the Company (for a Company-wide vote, such as Proposals 2 and 3) shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker "nonvotes" will be counted as present. Broker "nonvotes" occur when the Company receives a proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the proxy. With respect to each Fund, Proposal 1 requires the approval of a "majority of the outstanding voting securities" of such Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Abstentions and broker "nonvotes" will have the effect of a vote against Proposal 1. See "Proposal 1 -- Required Vote." With respect to Proposals 2 and 3, all four Funds of the Company will vote together as a single class. Proposal 2 requires a plurality vote for election of each Director, and Proposal 3 requires a majority of the votes cast at the Meeting for approval. Abstentions and broker nonvotes will not be counted in favor of or against, and will have no other effect on the voting on, Proposals 2 and 3 except to help establish a quorum. See "Proposal 2 -- Required Vote" and "Proposal 3 -- Required Vote."

     The solicitation will be made primarily by mail, but may be supplemented by telephone calls, telegrams, personal interviews and other communications by officers, employees and agents of Analytic Investors, Inc. and its affiliates. Authorization to execute proxies may be obtained telephonically or by electronically transmitted instructions. The Company has retained Automatic Data Processing, Inc., 51 Mercedes Way, Edgewood, New York 11717 to aid in the solicitation of proxies. The costs of retaining Automatic Data Processing, Inc., which are anticipated to be approximately $10,400, and other expenses incurred in connection with the solicitation of proxies and the holding of the Meeting, will be borne by Pilgrim Baxter & Associates, Ltd. and Analytic Investors, Inc. and not by the Company.

     Those persons who are known to be the beneficial owners of more than five percent of the shares of any of the Funds as of February 19, 1999 are as follows:

                                                                        BENEFICIAL      PERCENT
NAME OF FUND                      NAME AND ADDRESS OF BENEFICIAL OWNER  OWNERSHIP       OF FUND
------------                      ------------------------------------  ----------      -------
Analytic Defensive Equity Fund    Charles Schwab & Co., Inc.              817,387        16.83%
                                  Special Custody Account For
                                  Benefit of Customers
                                  101 Montgomery St.
                                  San Francisco, CA 94204

Analytic Defensive Equity Fund    LaSalle National Bank                   475,998         9.80%
                                  Metz Banking Pension Trust
                                  Dated July 1, 1997
                                  c/o Mutual Funds 18th Floor
                                  135 S. LaSalle St.
                                  Chicago, IL 60603

Analytic Enhanced Equity Fund     Charles Schwab & Co., Inc.            1,614,874        51.46%
                                  Special Custody Account For
                                  Benefit of Customers
                                  101 Montgomery St.
                                  San Francisco, CA 94204

Analytic Enhanced Equity Fund     Analytic Investors, Inc.                273,114         8.70%
                                  Investment Manager for Prison
                                  Law Office
                                  700 S. Flower St., Suite 2400
                                  Los Angeles, CA 90017

Analytic Enhanced Equity Fund     National Financial Services, Corp.      351,158        11.29%
                                  For Exclusive Benefit
                                  of Customers
                                  Attn: Mutual Funds
                                  200 Liberty Street
                                  New York, NY 10281

                                                                        BENEFICIAL      PERCENT
NAME OF FUND                      NAME AND ADDRESS OF BENEFICIAL OWNER  OWNERSHIP       OF FUND
------------                      ------------------------------------  ----------      -------
Analytic Master Fixed Income      Analytic Investors, Inc.                 90,091        15.58%
  Fund                            For the Benefit of Mountain Grove
                                  Cemetary Association
                                  700 S. Flower St., Suite 2400
                                  Los Angeles, CA 90017

Analytic Master Fixed Income      Tucker Anthony, Inc.                     66,176        11.45%
  Fund                            VMEP NHC Pension
                                  Attn: Stephen T. Monahan
                                  4 Landmark Square
                                  Stamford, CT 06901

Analytic Master Fixed Income      SEI Trust Company Custodian              51,508         8.91%
  Fund                            IRA R/O R. Borzilleri
                                  Attn: Stephen Monahan
                                  4 Landmark Square
                                  Stamford, CT 06901

Analytic Master Fixed Income      Analytic Investors, Inc.                 51,238         8.86%
  Fund                            Investment Manager for Prison
                                  Law Office
                                  700 S. Flower St., Suite 2400
                                  Los Angeles, CA 90017

Analytic Master Fixed Income      SEI Trust Company Custodian              34,526         5.97%
  Fund                            IRA R/O Greg McMurran
                                  2116 Westwood Ave.
                                  Santa Ana, CA 92706

Analytic Master Fixed Income      Charles Schwab & Co., Inc.               33,779         5.84%
  Fund                            Special Custody Account For
                                  Benefit of Customers
                                  101 Montgomery St.
                                  San Francisco, CA 94204

Analytic Short-Term Government    Analytic Investors, Inc.                212,672        47.16%
  Fund                            Investment Manager for Southern
                                  Baptist Foundation
                                  700 S. Flower St., Suite 2400
                                  Los Angeles CA 90017

Analytic Short-Term Government    Analytic Investors, Inc.                 66,040        14.65%
  Fund                            Investment Manager for Prison
                                  Law Office
                                  700 S. Flower St., Suite 2400
                                  Los Angeles, CA 90017

Analytic Short-Term Government    Analytic Investors, Inc.                 64,061        14.21%
  Fund                            For the Benefit of Mountain Grove
                                  Cemetary Association
                                  700 S. Flower St., Suite 2400
                                  Los Angeles, CA 90017

                                 I. APPROVAL OF
                     THE NEW INVESTMENT ADVISORY AGREEMENTS
                                  (PROPOSAL 1)

     Introduction. Pilgrim Baxter & Associates, Ltd. ("PBA"), a Delaware corporation, 825 Duportail Road, Wayne, PA 19087, and a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), One International Place, Boston, MA 02110, currently acts as investment adviser to each Fund pursuant to an investment advisory agreement entered into by the Company and PBA (the "Current Advisory Agreement").

     Analytic Investors, Inc. ("Analytic"), a California corporation, 700 South Flower St., Suite 2400, Los Angeles, CA 90017, currently a wholly-owned subsidiary of UAM, acts as investment sub-adviser to each Fund pursuant to a sub-advisory agreement entered into by and between the Company, PBA and Analytic (the "Current Sub-Advisory Agreement"). Prior to July 20, 1998, Analytic was a direct, wholly-owned subsidiary of UAM. During the period from July 20, 1998 to December 31, 1998, Analytic was a wholly-owned subsidiary of PBA, and thus an indirect, wholly-owned subsidiary of UAM. Effective January 1, 1999, PBA transferred all of the capital stock of Analytic to UAM, causing Analytic to again become a direct, wholly-owned subsidiary of UAM.

     PBA and Analytic have served as the only investment adviser and sub-adviser, respectively, to each Fund since the Company's inception. However, prior to the Company's inception, Analytic served as investment adviser to the predecessors of the Funds (the "Predecessor Funds"), a stand alone group of funds.

     The Funds and several other investment portfolios ("Other Funds") were organized last year as part of a new mutual fund family sponsored by PBA and targeted to the clients of financial intermediaries, such as brokers and dealers who charge a commission or fee for their service. As part of this strategy, the Predecessor Funds were reorganized into the corresponding Funds of the Company. PBA decided in late 1998 to change this marketing strategy and focus on its traditional clients and products. As part of this change, the Other Funds were liquidated. As a result of PBA's decision, PBA and Analytic have recommended to the Directors that the Funds become associated with another mutual fund family, known as the UAM Funds. The UAM Funds consist of over 45 separate investment portfolios and have approximately $3.5 billion in net assets as of December 31, 1998. Although the Company will be considered part of the UAM Funds because of a shared board of directors (if the Nominees are elected), certain shared officers and certain shared service providers, the Company will remain a separate corporate entity. Also, in order to attempt to strengthen the association of the Funds with the UAM Funds, the name of the Company may be changed to identify the Company more closely with the UAM Funds.

     With the consent of the Board, PBA will resign as investment adviser to the Funds prior to their becoming part of the UAM Funds, if shareholders approve new investment advisory arrangements. Accordingly, you are now being asked to approve new investment advisory agreements (the "New Advisory Agreements") between the Company and Analytic. The annual management fee rate set forth in the New Advisory Agreements is identical to the annual management fee rate set forth in the Current Advisory Agreement. Analytic has informed the Company and the Directors that it anticipates no material changes in the investment philosophy, policies or strategies of the Funds if the New Advisory Agreements are approved. Analytic will continue to operate from offices in Los Angeles, California, with the same personnel providing investment advisory services to the Funds.

     If the New Advisory Agreements are approved, Analytic will become the investment adviser of the Funds instead of their sub-adviser and will have certain additional oversight duties currently provided by PBA. As a result, the parties and individuals who currently provide compliance and various corporate functions for the Funds would change. It is also anticipated that the nominees for director, if elected, would change a number of the other current service providers to align the Funds more closely with the UAM Funds. The expected changes in service providers are summarized in the table below.

ROLE                                CURRENT SERVICE PROVIDER      ANTICIPATED SERVICE PROVIDER*
----                                ------------------------      -----------------------------
Administrator.....................  PBHG Fund Services            UAM Fund Services, Inc.
Sub-Administrator.................  SEI Fund Resources            Chase Global Funds Services
                                                                    Company
Transfer and Dividend-Paying
  Agent...........................  DST Systems, Inc.             UAM Fund Services, Inc.
Sub-Transfer Agent................  None                          DST Systems, Inc.
Distributor.......................  PBHG Fund Distributors        UAM Fund Distributors, Inc.

------------------

* Certain of these service providers provided services to the Predecessor Funds. It is expected that if Chase Global Funds Services Company does not become the sub-administrator, SEI Fund Resources would continue to perform those services.

     Analytic, UAM and PBA have agreed to indemnify the Funds and the Company's directors and officers against certain amounts incurred arising out of omissions or misstatements in this Proxy Statement or in certain materials provided to the directors in connection with their review and approval of the New Advisory Agreements.

     Additional Information Concerning the Current Advisory and Sub-Advisory Agreements. Under the Current Advisory Agreement, PBA is responsible for the overall management of the operations of the Funds, while Analytic, subject to the supervision of PBA and the Board of Directors of the Company, is responsible for selecting and managing the investment portfolio of each Fund. The Current Advisory Agreement for the Company was signed on April 1, 1998, and approved by the sole shareholder of the Analytic Enhanced Equity, Analytic Master Fixed Income and Analytic Short-Term Government Funds on April 9, 1998, and by the sole shareholder of the Analytic Defensive Equity Fund on June 4, 1998 in connection with the organization of those Funds. The Current Sub-Advisory Agreement was signed on July 20, 1998 and approved by the sole shareholder of the Analytic Enhanced Equity, Analytic Master Fixed Income and Analytic Short-Term Government Funds on April 9, 1998, and by the sole shareholder of the Analytic Defensive Equity Fund on June 4, 1998, in connection with the organization of those Funds.

     Certain Comparative Estimated Expense Information. In order to assist you in understanding the proposal, the following tables summarize the estimated expenses to be borne by the Funds during the fiscal year ending December 31, 1999, assuming each of the Current Advisory Agreement and the New Advisory Agreements were in effect during the period.

                                    ANALYTIC ENHANCED EQUITY FUND         ANALYTIC DEFENSIVE EQUITY FUND
                                    -----------------------------         -------------------------------
                                     CURRENT              NEW               CURRENT               NEW
                                     ADVISORY           ADVISORY           ADVISORY            ADVISORY
                                    AGREEMENT*         AGREEMENTS         AGREEMENT*          AGREEMENTS
                                    ----------         ----------         -----------         -----------
Management Fees............           0.60%              0.60%              0.60%               0.60%
12b-1 Fees**...............           0.25%               None              0.25%                None
Other Expenses.............           1.52%              0.67%              1.21%               0.60%
     Total Expenses***.....           2.37%              1.27%              2.06%               1.20%

------------------
  * Amounts payable to Analytic as a management fee, as sub-adviser to the Analytic Enhanced Equity Fund and the Analytic Defensive Equity Fund, would be 0.40% with respect to each such Fund. Each such fee would be payable to Analytic from PBA's monthly advisory fee received from such Fund.

 ** Effective January 25, 1999, PBHG Fund Distributors, the Company's current distributor and a wholly-owned subsidiary of PBA, has voluntarily agreed to waive its right to receive 12b-1 fees from the Funds.

*** FEES AND EXPENSES AFTER WAIVERS AND REIMBURSEMENTS. For each Fund, the ratios stated in the table above are higher than the expenses you would actually pay as an investor in the Fund. PBHG Fund Distributors has agreed to waive its right to receive 12b-1 fees payable to it. In addition, due to certain expense limits, PBA has agreed to waive its fees and reimburse the Fund for certain expenses, and Analytic, if the New Advisory Agreements are approved, has agreed to waive its fees and reimburse the Fund. As a result, the Funds are expected to incur no greater than the following total operating expenses during the fiscal year ending December 31, 1999:

                                    ANALYTIC ENHANCED EQUITY FUND         ANALYTIC DEFENSIVE EQUITY FUND
                                    -----------------------------         -------------------------------
                                     CURRENT              NEW               CURRENT               NEW
                                     ADVISORY           ADVISORY           ADVISORY            ADVISORY
                                    AGREEMENT          AGREEMENTS          AGREEMENT          AGREEMENTS
                                    ----------         ----------         -----------         -----------
Actual Expenses............           1.16%              0.99%              1.16%               0.99%

                                          ANALYTIC MASTER                       ANALYTIC SHORT-TERM
                                         FIXED INCOME FUND                        GOVERNMENT FUND
                                  -------------------------------         -------------------------------
                                    CURRENT               NEW               CURRENT               NEW
                                    ADVISORY            ADVISORY            ADVISORY            ADVISORY
                                  AGREEMENT(1)         AGREEMENTS         AGREEMENT(1)         AGREEMENTS
                                  ------------         ----------         ------------         ----------
Management Fees..........            0.45%               0.45%               0.30%               0.30%
12b-1 Fees(2)............            0.25%                None               0.25%                None
Other Expenses...........            1.98%               2.74%               2.67%               2.43%
     Total Expenses(3)...            2.68%               3.19%               3.22%               2.73%

------------------
(1) Amounts payable to Analytic as a management fee, as sub-adviser to the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund, would be 0.25% and 0.10%, respectively, from each such Fund. Each such fee would be payable to Analytic from PBA's monthly advisory fee received from such Fund.

(2) Effective January 25, 1999, PBHG Fund Distributors, the Company's current distributor and a wholly-owned subsidiary of PBA, has voluntarily agreed to waive its right to receive 12b-1 fees from the Funds.

(3) FEES AND EXPENSES AFTER WAIVERS AND REIMBURSEMENTS. For each Fund, the ratios stated in the table above are higher than the expenses you would actually pay as an investor in the Fund. PBHG Fund Distributors has agreed to waive its right to receive 12b-1 fees payable to it. In addition, due to certain expense limits, PBA has agreed to waive its fees and reimburse the Fund for certain expenses, and Analytic, if the New Advisory Agreements are approved, has agreed to waive its fees and reimburse the Fund. As a result, the Funds are expected to incur no greater than the following total operating expenses during the fiscal year ending December 31, 1999:

                                            ANALYTIC MASTER                    ANALYTIC SHORT-TERM
                                           FIXED INCOME FUND                     GOVERNMENT FUND
                                      ----------------------------         ----------------------------
                                       CURRENT             NEW              CURRENT             NEW
                                      ADVISORY           ADVISORY          ADVISORY           ADVISORY
                                      AGREEMENT         AGREEMENTS         AGREEMENT         AGREEMENTS
                                      ---------         ----------         ---------         ----------
Actual Expenses..............          1.01%              0.80%             0.86%              0.60%

  Examples

     The examples below assume you invest $10,000 in each Fund for the periods shown and then redeem all of your shares at the end of those periods. The examples also assume that you earned a 5% return on your investment each year and that you paid the total operating expenses stated above throughout the period of your investment. The examples reflect the estimated gross expense ratios of such Funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:*

                                      ANALYTIC ENHANCED EQUITY FUND          ANALYTIC DEFENSIVE EQUITY FUND
                                      ------------------------------         ------------------------------
                                       CURRENT               NEW              CURRENT               NEW
                                       ADVISORY           ADVISORY            ADVISORY           ADVISORY
                                      AGREEMENT          AGREEMENTS          AGREEMENT          AGREEMENTS
                                      ----------         -----------         ----------         -----------
1 Year.......................            $240               $129                $209               $122
3 Years......................            $739               $403                $646               $381

                                            ANALYTIC MASTER                    ANALYTIC SHORT-TERM
                                           FIXED INCOME FUND                     GOVERNMENT FUND
                                      ----------------------------         ----------------------------
                                       CURRENT             NEW              CURRENT             NEW
                                      ADVISORY           ADVISORY          ADVISORY           ADVISORY
                                      AGREEMENT         AGREEMENTS         AGREEMENT         AGREEMENTS
                                      ---------         ----------         ---------         ----------
1 Year.......................           $271               $322              $325               $276
3 Years......................           $832               $983              $992               $847

------------------
* EXPENSES AFTER WAIVERS AND REIMBURSEMENTS. For each Fund, the expenses stated in the examples above are higher than the expenses you would actually pay as an investor in the Fund under the conditions set forth in the examples. PBHG Fund Distributors has agreed to waive its right to receive 12b-1 fees payable to it. In addition, due to certain expense limits, PBA has agreed to waive its fees and reimburse the Fund for certain expenses, and Analytic, if the New Advisory Agreements are approved, has agreed to waive its fees and reimburse the Fund. As a result, you would be expected to incur no greater than the following costs if the fee waivers and expense reimbursements were to remain in effect for the periods presented below:

                                      ANALYTIC ENHANCED EQUITY FUND          ANALYTIC DEFENSIVE EQUITY FUND
                                      ------------------------------         ------------------------------
                                       CURRENT               NEW              CURRENT               NEW
                                       ADVISORY           ADVISORY            ADVISORY           ADVISORY
                                      AGREEMENT          AGREEMENTS          AGREEMENT          AGREEMENTS
                                      ----------         -----------         ----------         -----------
1 Year.......................            $118               $101                $118               $101
3 Years......................            $368               $315                $368               $315

                                            ANALYTIC MASTER                    ANALYTIC SHORT-TERM
                                           FIXED INCOME FUND                     GOVERNMENT FUND
                                      ----------------------------         ----------------------------
                                       CURRENT             NEW              CURRENT             NEW
                                      ADVISORY           ADVISORY          ADVISORY           ADVISORY
                                      AGREEMENT         AGREEMENTS         AGREEMENT         AGREEMENTS
                                      ---------         ----------         ---------         ----------
1 Year.......................           $103               $ 82              $ 88               $ 61
3 Years......................           $322               $255              $274               $192

     Pursuant to an Expense Limitation Agreement with each Fund, PBA currently waives that portion, if any, of the annual management fees payable by the Company and pays that portion of expenses of each Fund to the extent necessary to ensure that the "Total Expenses" of each Fund (exclusive of taxes, class related expenses (such as 12b-1 fees and transfer agency fees), interest, brokerage commissions, capitalized expenditures and extraordinary expenses) do not exceed, as a percentage of daily net assets, on an annualized basis: 0.82% of the Analytic Defensive Equity Fund and the Analytic

Enhanced Equity Fund; 0.67% of the Analytic Master Fixed Income Fund; and 0.52% of the Analytic Short-Term Government Fund. In addition, effective January 25, 1999, PBHG Fund Distributors, the Company's current distributor and a wholly-owned subsidiary of PBA, has voluntarily agreed to waive its right to receive 12b-1 fees from the Funds. Accordingly, the "Total Expenses" of each Fund after giving effect to PBA's waiver of management fees and reimbursement of certain expenses and PBHG Fund Distributors' waiver of 12b-1 fees would be as follows:

Analytic Defensive Equity Fund..............................  1.16%
Analytic Enhanced Equity Fund...............................  1.16%
Analytic Master Fixed Income Fund...........................  1.01%
Analytic Short-Term Government Fund.........................  0.86%

     PBA's contractual fee waiver/expense reimbursement arrangement for each Fund will remain in effect for the current fiscal year or until the New Advisory Agreements are approved, whichever occurs first. However, as provided in the Expense Limitation Agreements, if prior to the date of the Meeting a Fund's assets are greater than $75 million and its "Total Expenses" do not exceed the limits previously noted, the Board of Directors may elect to reimburse PBA for any fees it waived or expenses it reimbursed on that Fund's behalf during the previous two fiscal years. It is unlikely that PBA will receive any reimbursement from the Funds prior to the Meeting and the reimbursement provision will terminate upon the approval of the New Advisory Agreements.

     It is proposed that the 12b-1 Plan of each Fund will be terminated if Analytic becomes the investment adviser to the Funds. In addition, if the New Advisory Agreements are approved by shareholders, Analytic has agreed to waive its fees or assume other expenses at least for the remainder of the current fiscal year to the extent necessary to ensure that the "Total Expenses" of each Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenditures and extraordinary expenses, but inclusive of transfer agency fees) do not exceed, as a percentage of daily net assets, on an annualized basis:
0.99% for the Analytic Defensive Equity Fund and the Analytic Enhanced Equity Fund; 0.80% for the Analytic Master Fixed Income Fund; and 0.60% for the Analytic Short-Term Government Fund. Assuming the approval of the New Advisory Agreements, the "Total Expenses" borne by a shareholder in each Fund after all applicable fee waivers would be LOWER than the "Total Expenses" currently borne by such shareholders. Analytic's fee waiver/expense reimbursement arrangement for each Fund may not be terminated by Analytic for the rest of the current fiscal year and may be terminated at any time at the option of the Fund.

     For the fiscal period ended December 31, 1998, advisory fees paid to PBA pursuant to the Current Advisory Agreement (both before (gross) and after (net) the voluntary fee reduction and expense reimbursements described above) and to Analytic pursuant to the Current Sub-Advisory Agreement were as follows:(1)

                                                                                           ANALYTIC
                                                             PBA              PBA            NET
FUND                                                      GROSS FEES      NET FEES(2)      FEES(3)
----                                                      ----------      -----------      --------
Analytic Defensive Equity Fund......................       $105,594        $ (6,918)       $28,694
Analytic Enhanced Equity Fund.......................       $ 67,396        $(39,965)       $     0
Analytic Master Fixed Income Fund...................       $ 10,391        $(22,567)       $     0
Analytic Short-Term Government Fund.................       $  5,012        $(30,576)       $     0

------------------
(1) As of the date of this Proxy Statement, the Company had not been in operation for one full year. The Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund commenced operations on July 27, 1998. Prior to that date, the predecessors to such Funds, the Analytic Enhanced Equity Portfolio, the Analytic Master Fixed Income Portfolio and the Analytic Short-Term Government Portfolio, were all series of the Analytic Series Fund. The Analytic Defensive Equity Fund commenced operations on August 31, 1998. Prior to that date, the Fund's predecessor, the Analytic Defensive Equity Portfolio, was a series of the Analytic Optioned Equity Fund, Inc.

(2) During the fiscal period ended December 31, 1998, PBA's wholly-owned subsidiary, PBHG Fund Services, received fees from the Company in the amount of $205,408 for certain administrative services provided to the Company pursuant to an Administrative Services Agreement between the Company and PBHG Fund Services and $29,997 for certain shareholder services provided to the Company pursuant to a Shareholder Services Agreement between the Company and PBHG Fund Services. During that same period, PBHG Fund Distributors, the Company's distributor, received 12b-1 fees from the Company in the amount of $88,546. In addition, during that same period, the Company reimbursed PBA $4,200 for providing certain legal services to the Company.

(3) Each such fee is paid to Analytic from PBA's monthly net advisory fee from such Fund.

     Comparison of the New Advisory Agreements and the Current Advisory Agreement and Current Sub-Advisory Agreement. The description of the New Advisory Agreements set forth herein is qualified in its entirety by the provisions of the Form of New Advisory Agreement, which is attached hereto as Exhibit A.

     Under the New Advisory Agreements, similar to the Current Advisory Agreement and Current Sub-Advisory Agreement, subject to the supervision of the Directors and officers of the Company and the policies set forth in the Prospectus, Analytic will furnish continuously an investment program for, and will make investment decisions on behalf of, the Funds and place all orders for the purchase and sale of portfolio securities. Although the duties relating to portfolio management, such as specific requirements relating to methods of research, are not explicitly set forth in the New Advisory Agreements, consistent with current practice in the UAM Funds, Analytic's duties are expected to be substantially similar to the combined portfolio management duties of PBA and Analytic under the Current Advisory and Current Sub-Advisory Agreements, respectively. The New Advisory Agreements also differ from the Current Advisory Agreement in that the New Advisory Agreements do not explicitly contemplate or permit Analytic to delegate any of its duties to a sub-adviser.

     In connection with providing advisory services to the Funds, both the New Advisory Agreements and the Current Advisory Agreement and Current Sub-Advisory Agreement direct the adviser to seek, in placing orders with brokers or dealers, the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to a Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgment considerations.

     As permitted by the New and Current Advisory and Sub-Advisory Agreements and Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Act"), and subject to such policies as the Directors of the Company may determine, the adviser or sub-adviser may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. Analytic may consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for the Funds and will receive such services from brokers who are expected to handle a substantial amount of a Fund's portfolio transactions. Research services may include a wide variety of analyses and reports on such matters as economic developments, industries, companies, securities and portfolio strategy. Analytic will not necessarily use such research in servicing the Company; other clients of Analytic may therefore benefit.

     Although the New Advisory Agreements and Current Advisory and Sub-Advisory Agreements all require the adviser or sub-adviser to render regular reports to the Board and furnish any information the Board requests, the Current Advisory Agreement also requires PBA to notify the Company immediately of certain specified material developments. Under the Current Advisory Agreement, PBA is also required to comply with the Prospectus of each Fund and applicable law. While the New Advisory Agreements and the Current Sub-Advisory Agreement do not expressly require the notifications above, under such Agreements the adviser or sub-adviser, as the case may be, is required to comply with the Prospectus of each Fund and applicable law. Although not required by the New Advisory Agreements, Analytic has undertaken to notify the Company in the event any of the material developments specified in the Current Advisory Agreement occur.

     With regard to expenses, the New Advisory Agreements differ in several respects from the Current Advisory Agreement. Although both Agreements require the adviser to provide the Company with office facilities, equipment, personnel and other services at the request of the Directors, under the New Advisory Agreements such services and facilities are billed to the Company at Analytic's cost while under the Current Advisory Agreement they are provided free of charge; however, the Company is not expected to require any such services or facilities for the foreseeable future, and, thus, there would be no difference in cost to each Fund in this regard. In addition, unlike the requirements of the Current Advisory Agreement, Analytic is not directed to provide at its own expense the resources necessary for complying with state reporting requirements and providing communications to stockholders (other than communications such as prospectuses, statements of additional information, supplements thereto and proxies, which costs under the Current Advisory and Sub-Advisory Agreements and the New Advisory Agreements are borne by each Fund). As a result of the differences outlined in this paragraph, these expenses will be borne by each Fund, but these differences are not expected to result in a material increase in any Fund's expenses.

     The Current Advisory Agreement provides that each Fund pays all of its expenses which are not specifically assumed by PBA under the terms of the Current Advisory Agreement, and that agreement provides examples of such expenses which are not assumed by PBA. The New Advisory Agreements take a consistent approach, indicating that each Fund will bear all of its expenses not expressly assumed by Analytic. However, unlike the Current Advisory Agreement, the New Advisory Agreements do not set forth examples of the expenses to be paid by the Fund. The Current Sub-Advisory Agreement does not address allocation of expenses, because those matters are addressed in the Current Advisory Agreement.

     Each New Advisory Agreement provides that it will continue in effect from its initial effective date for an initial term of two years or until the date of the first meeting of the shareholders of the Fund, and, if approved by a majority of the outstanding voting securities of a Fund, thereafter only so long as such continuance is approved at least annually by (i) the Directors or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the relevant Fund, provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement. The Current Advisory

Agreement is substantially similar, but there is no reference to the first shareholder meeting. Like the Current Advisory Agreement, each New Advisory Agreement automatically terminates on assignment and is terminable without penalty by the Company on not less than 60 days' notice. Unlike the Current Advisory Agreement, which allows for termination by the adviser on 60 days' notice, the New Advisory Agreements provide for a 90 day notice period. The New Advisory Agreements may only be amended by an affirmative vote of (i) a majority of Directors who are not interested persons of any party to such Agreement and
(ii) the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the relevant Fund. The Current Advisory Agreement is substantially similar, but also requires a separate vote of the majority of all Directors.

     The New Advisory Agreements and the Current Advisory and Sub-Advisory Agreements are substantially similar with respect to the standards under which the adviser or sub-adviser, as the case may be, is subject to liability to the Company or to any shareholder of the Company. The only differences among such standards in the three Agreements are that: (i) unlike the Current Advisory Agreement, in each New Advisory Agreement Analytic would also be expressly liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services and (ii) although the Current Sub-Advisory Agreement provides for liability for a breach of fiduciary duty with respect to the receipt of compensation, it does not expressly state that Analytic is liable for a mistake of law.

     Board Deliberations. The current Directors have unanimously determined that the proposed New Advisory Agreements are in the best interest of the shareholders of each of the Funds and recommend their approval by such shareholders at the Meeting.

     At a meeting of the Directors held on January 25, 1999, Analytic proposed that the Funds terminate their Current Advisory Agreement with PBA and enter into New Advisory Agreements with Analytic, subject to shareholder approval. Analytic indicated that certain administrative services currently provided by PBA would be provided by UAM Fund Services, Inc., a wholly-owned subsidiary of UAM, and by certain other wholly-owned subsidiaries of UAM (together, the "UAM Service Affiliates"). This change in administrative services was not proposed for approval by the current Directors, but may be approved by the new Directors assuming they are elected.

     The Directors reviewed the future prospects of the Funds in light of the desire of PBA to resign and Analytic's intention to continue to provide investment advisory services to the Funds and assume the overall responsibilities for the management of the Funds.

     During the course of their review and deliberation of the proposal, the Directors evaluated the potential benefits and detriments to the Funds and their shareholders. The Directors requested and received from Analytic and the UAM Service Affiliates written materials containing relevant information about Analytic and the UAM Service Affiliates and the proposed New Advisory Agreements, including fee and expense information. In addition, the Directors reviewed Analytic's investment decision-making process, brokerage allocation methodology, portfolio securities allocation procedures, information about the management of Analytic and the biographies of each portfolio manager, comparative fee schedules, performance information, Analytic's code of ethics and policies to detect and prevent insider trading, balance sheet and income statement of Analytic, Form ADV and a detailed comparison of the Current Advisory and Current Sub-Advisory Agreements with the New Advisory Agreements. Representatives of Analytic and the UAM Service Affiliates reviewed the foregoing information with the Directors and reviewed their current plans to change certain service providers as described elsewhere in this proxy statement.

     At a second meeting of the Board of Directors held on February 23, 1999, PBA, Analytic and the UAM Service Affiliates provided the Directors with additional information. The Directors also met with a nominee for director who would not be considered an interested person of the Company, PBA or Analytic. The Directors' primary consideration in approving the proposed New Advisory Agreements was to maintain continuity of investment management for the Funds; further, the Directors placed substantial weight on the fact that Analytic had been the sub-adviser of the Funds and the investment adviser of the Predecessor Funds and thereby had substantial experience in managing the Funds in a manner which is consistent with the Funds' investment objectives and policies. Based upon their evaluation of all of the information presented to them, and in light of their duties under federal and state law, the Board of Directors of the Funds unanimously determined that the proposed New

Advisory Agreements are in the best interest of each of the Funds and their respective shareholders and recommended their approval by shareholders of each of the Funds at the Meeting.

     Additional information concerning Analytic. The table below provides certain information concerning each person who serves on the board of directors and as a principal executive officer of Analytic.


NAME/ADDRESS                                                   PRINCIPAL OCCUPATION
------------                                                   --------------------
Roger G. Clarke                                   Director, Analytic Investors, Inc. President,
50 East North Temple Street                       Ensign Peak Advisors
Salt Lake City, UT 84150

Michael Flinn                                     Director, Analytic Investors, Inc. President,
1325 4th Avenue, Suite 1900                       The Flinn Company
Seattle, WA 98101

Harindra de Silva                                 President, Analytic Investors, Inc.
700 S. Flower Street, Suite 2400
Los Angeles, CA 90017

Marie Nastasi Arlt                                Chief Operating Officer, Analytic Investors,
700 S. Flower Street, Suite 2400                  Inc.
Los Angeles, CA 90017

Gregory McMurran                                  Chief Investment Officer, Analytic Investors,
700 S. Flower Street, Suite 2400                  Inc.
Los Angeles, CA 90017

Robert Bannon                                     Managing Director, Analytic Investors, Inc.
700 S. Flower Street, Suite 2400
Los Angeles, CA 90017

     Analytic also acts as portfolio manager to the Growth Portfolio (the "Portfolio"), a series of The Fulcrum Trust. The Portfolio has similar investment objectives and policies to those of the Analytic Enhanced Equity Fund. As of December 31, 1998, the Portfolio had assets of approximately $4.7 million. For the one-year period beginning September 15, 1998, pursuant to a limitation agreement between the manager (the "Manager") of the Portfolio, Allmerica Financial Investment Management Services, Inc., and Analytic, Analytic receives as its fee for acting as portfolio manager to the Portfolio, the lesser of (i) 0.80% of the average daily net assets of the Portfolio, and (ii) the Performance Fee (as defined and more fully described below). After September 15, 1999, for its services as portfolio manager to the Portfolio, Analytic will receive a monthly fee (the "Performance Fee") on the Portfolio's average daily net assets which fee is calculated using the Portfolio's performance versus the S&P 500 Index over the prior twelve months. The Performance Fee payable to Analytic on an annual basis may vary from 0.00% to 4.00%, depending on the Portfolio's performance against the S&P 500 Index. In any annual period in which the Portfolio's performance, for example, equaled that of the S&P 500 Index, Analytic would receive a fee equal to 1.50% of the average daily net assets of the Portfolio.

     Required Vote. Approval of each New Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the relevant Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy. If the shareholders of any Fund do not approve the New Advisory Agreement, the existing investment advisory arrangements with PBA and Analytic will remain in effect with respect to such Fund and the Directors will take such further action as they may deem to be in the best interests of the shareholders of such Fund.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF EACH NEW ADVISORY AGREEMENT.

                           II. ELECTION OF DIRECTORS
                                  (PROPOSAL 2)

     The current Directors, none of whom will continue to serve after the Meeting, have nominated and proposed the election at the Meeting of the following seven nominees (the "Nominees"): Nancy J. Dunn, James P. Pappas, John
T. Bennett, Jr., Philip D. English, William A. Humenuk, Norton H. Reamer and Peter M. Whitman, Jr. The Nominees compose the current board of directors of the UAM Funds. None of the Nominees currently serves as Director of the Company, and Messrs. Pappas, Reamer and Whitman are interested persons of the Company and Analytic.

     The term of office of each person elected as a Director will be until the next meeting held for the purpose of electing Directors and until such person's successor is elected and qualified (or until such Director's earlier retirement, resignation, death or disqualification). The Nominees have agreed to serve as Directors if elected. If any of the Nominees should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for another person in their discretion. The principal occupations and business experience for the last five years of each Nominee, Director and officer are as indicated in the table below.

                  NOMINEES, DIRECTORS AND OFFICERS INFORMATION

                                                                        PRINCIPAL OCCUPATIONS
NAME AND AGE                         POSITION WITH THE COMPANY        DURING THE PAST FIVE YEARS
------------                         -------------------------        --------------------------

PROPOSED NEW DIRECTORS

John T. Bennett, Jr. (70).........  Nominee                       President of Squam Investment
                                                                  Management Company, Inc. and Great
                                                                  Island Investment Company, Inc.;
                                                                  President of Bennett Management
                                                                  Company from 1988 to 1993.

Philip D. English (50)............  Nominee                       President and Chief Executive
                                                                  Officer of Broventure Company,
                                                                  Inc.; Chairman of the Board of
                                                                  Chektec Corporation and Cyber
                                                                  Scientific, Inc.

William A. Humenuk (56)...........  Nominee                       Executive Vice President and Chief
                                                                  Administrative Officer of Philip
                                                                  Services Corp.; formerly, a
                                                                  Partner in the Philadelphia office
                                                                  of the law firm Dechert Price &
                                                                  Rhoads.

Norton H. Reamer (64)*............  Nominee                       Chief Executive Officer and
                                                                  Chairman of the Board of UAM;
                                                                  Director, Partner or Trustee of
                                                                  each of the Investment Companies
                                                                  of the Eaton Vance Group of Mutual
                                                                  Funds.

Peter M. Whitman, Jr. (55)*.......  Nominee                       Chairman and Chief Investment
                                                                  Officer of Dewey Square Investors
                                                                  Corporation since 1988; Director
                                                                  and Chief Executive Officer of
                                                                  H.T. Investors, Inc., formerly a
                                                                  subsidiary of Dewey Square.

Nancy J. Dunn (47)................  Nominee                       Vice President for Finance and
                                                                  Administration and Treasurer of
                                                                  Radcliffe College since 1991.

                                                                        PRINCIPAL OCCUPATIONS
NAME AND AGE                         POSITION WITH THE COMPANY        DURING THE PAST FIVE YEARS
------------                         -------------------------        --------------------------
James P. Pappas (46)*.............  Nominee                       Senior Vice President of UAM
                                                                  Investment Services, Inc. and UAM
                                                                  Trust Company since January 1996;
                                                                  Vice President of UAM Fund
                                                                  Distributors, Inc. since December
                                                                  12, 1995; formerly a Director and
                                                                  Chief Operating Officer of CS
                                                                  First Boston Investment Management
                                                                  from 1993-1995.

CURRENT DIRECTORS

John R. Bartholdson (54)..........  Director (since 1998)         Chief Financial Officer and
                                                                  Director, the Triumph Group, Inc.
                                                                  (manufacturing) since 1992.

Harold J. Baxter (52)*............  Chairman of the Board and     Chairman, Chief Executive Officer
                                    Director                      and Director, Pilgrim Baxter &
                                    (since 1998)                  Associates, Ltd. since April 1995.
                                                                  Trustee, PBHG Fund Services since
                                                                  May 1996. Chairman, Chief
                                                                  Executive Officer and Director,
                                                                  Pilgrim Baxter Value Investors,
                                                                  Inc. ("Value Investors"), since
                                                                  June 1996. Trustee, PBHG Fund
                                                                  Distributors since January 1998.
                                                                  Director, UAM since 1996.

Jettie M. Edwards (52)............  Director (since 1998)         Consultant, Syrus Associates since
                                                                  1986. Trustee, Provident
                                                                  Investment Counsel Trust
                                                                  (investment company) since 1992.
                                                                  Trustee, EQ Advisors Trust
                                                                  (investment company) since 1997.

Albert A. Miller (63).............  Director (since 1998)         Principal and Treasurer, JK
                                                                  Equipment Exporters since 1995.
                                                                  Advisor and Secretary, the
                                                                  Underwoman Shoppes Inc. (retail
                                                                  clothing stores) since 1980.
                                                                  Merchandising Group Vice
                                                                  President, R.H. Macy & Co.,
                                                                  1958-1995 (retired).

CURRENT OFFICERS**

Gary L. Pilgrim (58)..............  President (since 1998)        President, Chief Investment
                                                                  Officer and Director, Pilgrim
                                                                  Baxter & Associates, Ltd. since
                                                                  1982. Trustee, PBHG Fund Services
                                                                  since May 1996. Director, Value
                                                                  Investors since June 1996.

Kathryn L. Stanton (40)...........  Vice President, Assistant     Vice President and Assistant
                                    Secretary (both since 1998)   Secretary of SEI and SEI
                                                                  Investments Mutual Funds Services
                                                                  since 1994 and SEI Investments
                                                                  since 1996. Associate, Morgan,
                                                                  Lewis & Bockius LLP (law firm),
                                                                  1989-1994.

                                                                        PRINCIPAL OCCUPATIONS
NAME AND AGE                         POSITION WITH THE COMPANY        DURING THE PAST FIVE YEARS
------------                         -------------------------        --------------------------
Todd Cipperman (33)...............  Vice President, Assistant     Vice President and Assistant
                                    Secretary (both since 1998)   Secretary of SEI and SEI
                                                                  Investments Mutual Funds Services
                                                                  since 1995 and SEI Investments
                                                                  since 1996. Associate, Dewey
                                                                  Ballantine (law firm) 1994-1995.
                                                                  Associate, Winston & Strawn (law
                                                                  firm) 1991-1994.

Michael J. Harrington (30)........  Vice President                Director of Fund Services, Pilgrim
                                    (since 1998)                  Baxter & Associates, Ltd. since
                                                                  1994. Vice President, PBHG Fund
                                                                  Services since May 1996. Vice
                                                                  President, PBHG Fund Distributors
                                                                  since January 1998. Account
                                                                  Manager, SEI, 1991-1994.

Lee T. Cummings (35)..............  Treasurer, Chief Financial    Director of Mutual Fund
                                    Officer and Controller        Operations, Pilgrim Baxter &
                                    (all since 1998)              Associates, Ltd. since 1996.
                                                                  Treasurer, PBHG Fund Services
                                                                  since May 1996. President, PBHG
                                                                  Fund Distributors since December
                                                                  1998. Investment Accounting
                                                                  Officer, Delaware Group of Funds,
                                                                  1994-1996. Vice President,
                                                                  Fund/Plan Services, Inc.,
                                                                  1992-1994.

Brian F. Bereznak (37)............  Vice President                Trustee and President, PBHG Fund
                                    (since 1998)                  Services since May 1996. Chief
                                                                  Operating Officer, Pilgrim Baxter
                                                                  & Associates, Ltd., from 1993
                                                                  through 1996. Vice President,
                                                                  Pilgrim Baxter & Associates, Ltd.
                                                                  since 1989. Director, Value
                                                                  Investors June 1996 to October
                                                                  1997.

John M. Zerr (36).................  Vice President and Secretary  General Counsel and Secretary,
                                    (both since 1998)             Pilgrim Baxter & Associates, Ltd.,
                                                                  since November 1996. General
                                                                  Counsel and Secretary, Value
                                                                  Investors since November 1996.
                                                                  General Counsel and Secretary,
                                                                  PBHG Fund Services since November
                                                                  1996. General Counsel and
                                                                  Secretary, PBHG Fund Distributors
                                                                  since January 1998. Vice President
                                                                  and Assistant Secretary, Delaware
                                                                  Management Company, Inc. and the
                                                                  Delaware Group of Funds,
                                                                  1995-1996. Associate, Ballard
                                                                  Spahr Andrews & Ingersoll (law
                                                                  firm), 1987-1995.

                                                                        PRINCIPAL OCCUPATIONS
NAME AND AGE                         POSITION WITH THE COMPANY        DURING THE PAST FIVE YEARS
------------                         -------------------------        --------------------------
Meghan M. Mahon (30)..............  Vice President and Assistant  Counsel, Pilgrim Baxter &
                                    Secretary (since 1998)        Associates, Ltd. since April 1998.
                                                                  Assistant Vice President,
                                                                  Assistant Secretary and Counsel,
                                                                  Delaware Management Company, Inc.
                                                                  and the Delaware Group of Funds
                                                                  1997-1998. Associate, Drinker
                                                                  Biddle & Reath LLP (law firm)
                                                                  1994-1997. Associate, McAleese,
                                                                  McGoldrick & Susanin (law firm)
                                                                  1993-1994.

------------------
 * Nominee/Director who is an "interested person" (as defined in the 1940 Act) of the Company, PBA or Analytic. Mr. Baxter is an "interested person" by reason of being Chairman and Chief Executive Officer of PBA and a Director of UAM. Mr. Reamer would be an "interested person" by reason of being Chief Executive Officer and Chairman of the Board of UAM. Mr. Whitman would be an "interested person" by reason of being Chairman and Chief Executive Officer of Dewey Square Investors Corporation, an affiliate of UAM. Mr. Pappas would be an "interested person" by reason of being Senior Vice President of UAM Investment Services, Inc. and UAM Trust Company and a Principal of UAM Fund Distributors, Inc., affiliates of UAM. As a result of these affiliations, Messrs. Baxter, Reamer, Whitman and Pappas may have an interest in the approval of Proposal 1.

** If the New Advisory Agreements are approved, the current officers of the Company are expected to resign immediately after the Meeting and the new officers of the Company are expected to be certain current officers of the UAM Funds, as well as certain employees of Analytic.

     The principal occupations of the Nominees, Directors, and officers for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The mailing address of each of the Directors and officers is c/o Pilgrim Baxter & Associates, Ltd., 825 Duportail Road, Wayne, PA 19087. The mailing address of each of the Nominees is c/o UAM Fund Services, Inc., 211 Congress Street, 4th Floor, Boston, MA 02116.

     As of February 19, 1999, no Director, officer or Nominee owned greater than 1% of the outstanding shares of any Fund. In addition, as of February 19, 1999, the Directors and officers beneficially owned as a group less than 1% of the outstanding shares of each Fund.

     As of February 19, 1999, those securities of UAM that are known to be beneficially owned by the Directors, officers, and Nominees are:(1)

                                   NUMBER OF         NUMBER OF                    PERCENTAGE
NAME(2)                          ISSUED SHARES   SHARES ISSUABLE(3)     TOTAL     OWNERSHIP
-------                          -------------   ------------------   ---------   ----------
Harold J. Baxter...............            0           888,440          888,440      1.4%
Gary L. Pilgrim................            0           888,440          888,440      1.4%
Norton H. Reamer(4)............    2,149,996           237,613        2,387,609      3.8%

------------------
(1) Unless otherwise noted, these individuals have sole voting and investment power over all shares listed. Where applicable, ownership is subject to community property laws. In accordance with SEC rules, the percentage listed in the final column is calculated for each individual by treating his issuable shares as outstanding.

(2) In addition, Brian F. Bereznak, Michael J. Harrington, James P. Pappas and Peter M. Whitman, Jr. each own, and upon issuance of any shares issuable upon exercise of warrants or options would own, less than 1% of the outstanding shares of capital stock of UAM.

(3) The column headed "Number of Shares Issuable" lists, unless otherwise noted, shares issuable upon the exercise of warrants or stock options within the next 60 days.

(4) The column headed "Number of Shares Issuable" lists: (a) shares issuable upon the exercise of warrants or stock options within the next 60 days; (b) amounts allocated to this individual's account in UAM's Deferred Compensation Plan as notional shares; and (c) shares subject to deferred delivery under UAM's Stock Option Deferral Plan. Notional shares under UAM's Deferred Compensation Plan and shares subject to deferred delivery under UAM's Stock Option Deferral Plan are evidenced by a bookkeeping entry. Holders of these shares have no voting or investment power.

     The Board of Directors met seven times during the fiscal period ended December 31, 1998. The Company has a standing audit committee, composed of Messrs. Bartholdson and Miller and Ms. Edwards, which is responsible for the selection of the Company's auditors and monitoring the audit process and its results. Messrs. Bartholdson and Miller and Ms. Edwards attended two audit committee meetings that were held during the fiscal period ended December 31, 1998. The Company has a standing nominating and compensation committee, also composed of Messrs. Bartholdson and Miller and Ms. Edwards, which is responsible for the selection and nomination of individuals to serve as Director of the Company and for setting the compensation to be paid to each Director by the Company for services as a Director. No nominating and compensation committee meetings were held during the fiscal period ended December 31, 1998. The nominating committee will consider nominees recommended by stockholders. Such recommendations should be submitted in writing to John M. Zerr, Secretary to the Company, PBHG Advisor Funds, 825 Duportail Road, Wayne, PA 19087.

     The Company paid $14,500 to each Director who is not an "interested person" of the Company for the fiscal period ending December 31, 1998, which includes $1,000 for each Board meeting and $500 for each committee meeting attended. The following table sets forth the amount of the compensation paid by the Company during its fiscal period ended December 31, 1998, to the persons who currently serve as Directors:

                   COMPENSATION TABLE FOR CURRENT DIRECTORS*

                                                                  TOTAL
                                          AGGREGATE           COMPENSATION
                                         COMPENSATION        FROM COMPANY &
NAME OF PERSON, POSITION                FROM COMPANY**       FUND COMPLEX***
------------------------                --------------       ---------------
John R. Bartholdson...................     $14,500               $71,333
  Director
Harold J. Baxter......................        None                  None
  Director
Jettie M. Edwards.....................     $14,500               $71,333
  Director
Albert A. Miller......................     $14,500               $71,333
  Director

------------------
  * As of the date of this Proxy Statement, the Company had not been in operation for one full year. The Analytic Enhanced Equity Fund, the Analytic Master Fixed Income Fund and the Analytic Short-Term Government Fund each commenced operations on July 27, 1998, and the Analytic Defensive Equity Fund commenced operations on August 31, 1998. As a result, the compensation from the Company stated in the Table reflects only the period between July 27, 1998 and December 31, 1998. The compensation from the Fund Complex -- the Company, The PBHG Funds, Inc. and PBHG Insurance Series, Inc. -- reflects the entire fiscal year.

 ** The Company does not currently provide any pension or retirement benefits for its Directors.

*** Reflects total payments received during 1998 from the Fund Complex. As of December 31, 1998, there were two companies (consisting of 21 portfolios) in the Fund Complex in addition to the Company and its portfolios.

     It is expected that the Company will pay each Director elected at the Meeting $2,617 for the fiscal year ending December 31, 1999, which includes $2,000 (which amount is allocated among all UAM Funds) and $150 per portfolio or fund for each Board meeting attended. The following table sets forth the amount of the compensation estimated to be paid by the Company during its fiscal year ending December 31, 1999, to the Nominees (assuming they had been elected as of January 1, 1999):

                   ESTIMATED COMPENSATION TABLE FOR NOMINEES

                                                                  TOTAL
                                          AGGREGATE           COMPENSATION
                                        COMPENSATION         FROM COMPANY &
NAME OF PERSON, POSITION               FROM COMPANY(1)       FUND COMPLEX(2)
------------------------               ---------------       ---------------
John T. Bennett, Jr..................      $2,617                $38,000
  Nominee
Philip D. English....................      $2,617                $38,000
  Nominee
William A. Humenuk...................      $2,617                $38,000
  Nominee
Norton H. Reamer.....................        None                   None
  Nominee
Peter M. Whitman, Jr.................        None                   None
  Nominee
Nancy J. Dunn........................      $2,617                $38,000
  Nominee
James P. Pappas......................        None                   None
  Nominee

------------------

(1) The UAM Funds do not currently provide pension or retirement benefits to its directors or trustees, and currently it is not expected that the Company would provide such benefits to the Nominees.

(2) Reflects total payments received during 1998 from the Fund Complex -- the UAM Funds. As of December 31, 1998, there were three companies (consisting of 46 portfolios) in the Fund Complex.

     Required Vote. The election of Directors of the Company will be by a plurality of the shares of the Company (all four Funds of the Company voting together as a single class) present at the Meeting in person or by proxy, if a quorum is present. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Nominees, unless such authority has been withheld in accordance with the instructions on the form of proxy. If no instructions are made, the proxy will be voted for such Nominees.

     THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR ELECTION OF EACH OF THE NOMINEES.

                        III. RATIFICATION OF ACCOUNTANTS
                                  (PROPOSAL 3)

     The Board of Directors has selected PricewaterhouseCoopers LLP as the auditors for the Company for the fiscal year ending December 31, 1999 subject to removal by a majority of the outstanding shares of the Company. Upon the reasonable request of any stockholder of the Company, representatives of PricewaterhouseCoopers LLP will attend the meeting, and will, as they see fit, make a statement and/or respond to appropriate questions.

     Required Vote. The ratification of the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Company will require a majority of the votes cast (all four Funds of the Company voting together as a single class) at the Meeting in person or by proxy, if a quorum is present.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY.

                             IV. OTHER INFORMATION

     Information Regarding the Company's Administrator. The Company's administrator is PBHG Fund Services, located at 825 Duportail Road, Wayne, PA 19087. It is currently expected that the administrator will be replaced shortly after the Meeting by UAM Fund Services, Inc., located at 211 Congress Street, Boston, MA 02110.

     Information Regarding the Company's Sub-Administrator. The Company's sub-administrator is SEI Fund Resources ("SEI"), located at One Freedom Valley Road, Oaks, PA 19456. It is currently expected that the Company's sub-administrator will either continue to be SEI or that SEI will be replaced shortly after the Meeting by Chase Global Funds Services Company, located at 73 Tremont Street, Boston, MA 02108.

     Information Regarding the Company's Custodian. The Company's custodian is First Union National Bank, located at 530 Walnut Street, Philadelphia, PA 19106.

     Information Regarding the Company's Distributor. The Company's distributor is PBHG Fund Distributors, located at 825 Duportail Road, Wayne, PA 19087. It is currently expected that the distributor will be replaced shortly after the Meeting by UAM Fund Distributors, Inc., located at 211 Congress Street, Boston, MA 02110.

     Information Regarding the Company's Independent Public Accountant. The Company's independent public accountant is PricewaterhouseCoopers LLP, located at 2400 Eleven Penn Center, Philadelphia, PA 19103.

     Information Regarding the Company's Transfer, Sub-Transfer and Dividend-Paying Agent. The Company's transfer and dividend-paying agent is DST Systems, Inc., located at P.O. Box 419534, Kansas City, MO 64141-6534. It is currently expected that the transfer and dividend-paying agent will become, shortly after the Meeting, UAM Fund Services, Inc., located at 211 Congress Street, Boston, MA 02110. DST Systems, Inc. is expected to become the Company's sub-transfer agent shortly after the Meeting.

     Other Business. As of the date of this Proxy Statement, the Directors know of no business to come before the Meeting other than as set forth in the Notice of the Special Meeting of Shareholders. However, if any other matters properly come before the Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     Adjournment. In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Special Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of proxies with respect to any such proposals. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days from the record date. Any such adjournments will require either (i) the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting or (ii) the approval of any officer entitled to preside or act as secretary of the Meeting to be adjourned, as permitted by the Company's By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The costs of any additional solicitation and of any adjourned session will be borne by PBA and Analytic. Any proposals for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Annual Report. The Company's Annual Report to Shareholders is being mailed to shareholders with this proxy. Additional copies of the Annual Report may be obtained without charge from the Company by writing to P.O. Box 419229, Kansas City, MO 64141-6229, or by calling toll-free (888) 800-2685.

     Date of Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders. The Company's Articles of Incorporation and By-Laws do not provide for annual meetings of shareholders, and the Company currently does not intend to hold any annual meetings. Shareholder proposals for inclusion in the Company's proxy statement for any special meeting must be received by the Company a reasonable period of time before the Company begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

     PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. YOU CAN VOTE YOUR SHARES AT THE PROXY SOLICITORS' WEB SITE, BY TOLL-FREE TELEPHONE, BY MAIL OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, IF YOU CHOOSE TO VOTE BY MAIL.

MARCH 1, 1999

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                               [NAME OF COMPANY]
                               NAME OF PORTFOLIO

     AGREEMENT made this ____ day of ___________, 1999 by and between [Name of Company], a Maryland corporation (the "Fund"), and Analytic Investors, Inc., a California corporation (the "Adviser").

     1. DUTIES OF ADVISER. The Fund hereby appoints the Adviser to act as investment adviser to the Fund's [Name of Portfolio] (the "Portfolio") for the period and on such terms as set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: ________%.

     In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

     4. OTHER SERVICES. At the request of the Fund, the Adviser in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. REPORTS. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. LIABILITY OF ADVISER. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act"), the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

     8. PERMISSIBLE INTERESTS. Subject to and in accordance with the Articles of Incorporation of the Fund and the Articles of Incorporation of the Adviser, Directors, officers, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation and the provisions of the 1940 Act.

     9. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall continue until the earlier of _____________, 200_ or the date of the first annual or special meeting of the shareholders of the Portfolio and, if approved by a majority of the outstanding voting securities of the Portfolio, thereafter shall continue for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment", "interested persons", and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act.

     10. AMENDMENT OF AGREEMENT. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by vote of a majority of those members of the Board of Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

     11. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ____ day of __________, 1999.

ANALYTIC INVESTORS, INC.                          [NAME OF COMPANY]

By                                                By
   --------------------------------               ------------------------------
[Name]                                            [Name]
[Title]                                           [Title]

SEI INVESTMENT DISTRIBUTION CO.
ONE FREEDOM VALLEY DRIVE
OAKS, PA 19456


                            PBHG ADVISOR FUNDS, INC.

                         ANALYTIC DEFENSIVE EQUITY FUND

                                P.O. Box 419229
                           Kansas City, MO 64141-8229

     The undersigned hereby appoints Harold J. Baxter and John M. Zerr, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his substitute, and hereby authorizes each of them to represent and vote all the shares of common stock of PBHG Advisors Funds, Inc. (the "Company") held of record as of February 19, 1999 at the Special Meeting of Shareholders to be held at the offices of Ballard Spahr Andrews & Ingersoll, LLP, 800 Hudson Square, 5th Floor, Camden, NJ 06102-1115 on April 5, 1999, at 10:00 a.m. (Eastern Time), and at any and all of the adjourment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT, FOR ELECTION OF THE DIRECTORS AND FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. A shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of A Special Meeting of Shareholders and the Proxy Statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

PLEASE VOTE, DATE AND SIGN BELOW AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


Please sign exactly as name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give the appropriate and complete title. When signing as an officer of a corporation, please indicate the corporation name and the office held by the authorized signing officer. When signing on behalf of a partnership, please sign the partnership name and the name of the authorized person signing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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                                                                                  ANADEF       KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                              DETACH AND RETURN THIS PORTION ONLY

                                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ANALYTIC DEFENSIVE EQUITY FUND

  For address changes and/or comments, please check       / /
  this box and write them on the back where indicated.

Vote On Directors                                         For  Withhold  For All       To withhold authority to vote, mark
                                                          All     All    Except        "For All Except" and write the nominee's
2.  To elect as directors the nominees listed:                                         number on the line below.
    01) John T. Bennett, Jr., 02) Philip D. English,      / /     / /     / /
    03) William A. Humenuk, 04) Norton H. Reamer,                                      ________________________________________
    05) Peter M. Whitman, Jr., 06) Nancy J. Dunn,
    07) James P. Pappas

Vote On Proposals                                                                                       For   Against   Abstain

1.  To approve the new investment advisory agreement between your Fund and Analytic Investors, Inc.     / /     / /       / /

3.  To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent
    public accountants for the fiscal year ending December 31, 1999.                                    / /     / /       / /

______________________________________________         ______________________________________________

______________________________________________         ______________________________________________
Signature [PLEASE SIGN WITHIN BOX]    Date             Signature (Joint Owners)              Date

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